                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                         --------------------
                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of Earliest Event Reported): June 26, 2003
                                                                                      -------------
                                                         --------------------
                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

                                                                  -2-
Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
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99.1.    Press Release of the Company dated June 26, 2003.

Item 9.           Regulation FD Disclosure.
                  -------------------------

                  On June 26, 2003, U.S. Can  Corporation  announced that its wholly owned  subsidiary,  United States Can Company (the
"Company"),  is considering an offering of up to $125 million of new second  priority  senior secured notes.  The offering would fund a partial  paydown of  outstanding  borrowings  under the  Company's  senior  secured bank facility and increase  availability  under the revolving  portion of the facility for working  capital and general  corporate  purposes.  The offering of the second  priority  senior secured notes would be subject to market and other customary  conditions,  including  obtaining  consent from the Company's lenders for certain amendments to its senior secured credit facility to permit the offering and adjust certain financial covenants.

                  The second  priority  senior  secured  notes would be offered in the United  States only to  qualified  institutional buyers  pursuant to Rule 144A under the  Securities  Act of 1933, as amended,  and outside the United  States  pursuant to Regulation S under the  Securities  Act. The second  priority  senior  secured notes would not be registered  under the  Securities Act or any state securities laws and therefore may not be offered or sold in the United States absent  registration or an applicable  exemption from the registration requirements of the Securities Act and any applicable state securities laws.

                  A copy of the press release issued by U.S. Can  Corporation is attached to this Current Report on Form 8-K as Exhibit
99.1.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By_/s/ Sandra K. Vollman
                                                       ----------------------
                                                     Name:    Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: June 26, 2003.

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                                                             EXHIBIT INDEX
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         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated June 26, 2003.